UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2013

UMB FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Missouri	0-4887	43-0903811
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1010 Grand Blvd.,

Kansas City, Missouri 64106

(Address of principal executive office)(Zip Code)

(816) 860-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On September 9, 2013, UMB Financial Corporation (the “Company”) issued a press release announcing the public offering of 3.9 million shares of its common stock (excluding a 30-day option granted to the underwriters to purchase up to 585,000 additional shares of common stock) (the “Offering”). The Company’s press release is included as Exhibit 99.1 to this Current Report on Form 8-K and is furnished herewith, and shall not be deemed “filed” for any purpose.

Item 9.01 Financial Statements and Exhibits.

Exhibit
No.	Description

99.1	Press Release, dated September 9, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UMB Financial Corporation

By:	/s/ Michael D. Hagedorn
Michael D. Hagedorn
Vice Chairman, CFO and CAO

Date: September 9, 2013

EXHIBIT INDEX

Exhibit
No.	Description

99.1	Press Release, dated September 9, 2013.